Transactions With Related Parties	6 Months Ended
Jun. 30, 2011
Transactions With Related Parties
Transactions With Related Parties

8. Transactions with Related Parties

Sales, purchases and other transactions with affiliated companies, in the opinion of management, are conducted under terms no more or less favorable than then-existing market conditions. Affiliates of Denbury Resources, Inc. sold its interests in our general partner on February 5, 2010. Transactions with Denbury are included in the table below as related party transactions through February 5, 2010.

The transactions with related parties were as follows:

	Six Months Ended June 30,
	2011	2010

Petroleum products sales to an affiliate of the Robertson Group	$21,254	$—
Marine operating fuel and expenses provided by an affiliate of the Robertson Group	1,820	1,333
Sales of CO2 to Sandhill	975	1,308
Petroleum products sales to Davison family businesses	487	464
Operations, general and administrative services provided by our general partner (1)	—	23,131
Truck transportation services provided to Denbury	—	182
Pipeline transportation services provided to Denbury	—	1,365
Payments received under direct financing leases from Denbury	—	99
Pipeline transportation income portion of direct financing lease fees from Denbury	—	1,502
Pipeline monitoring services provided to Denbury	—	10
CO2 transportation services provided by Denbury	—	373

(1)	Our general partner became a wholly-owned subsidiary in December 2010.

Amounts due to and from Related Parties

At June 30, 2011 and December 31, 2010, an affiliate of the Robertson Group owed us $0.7 million and $1.4 million, respectively, for petroleum products purchases, and we owed the affiliate $0.1 million and $0.2 million, respectively, for marine-related costs. Sandhill owed us $0.2 million for purchases of CO2 at June 30, 2011 and December 31, 2010.